EXHIBIT 10.3

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 21st day of March, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of March 1, 2013, among the Depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and the Trustee (the “Pooling and Servicing Agreement”), and United Shore Financial Services, LLC, a Michigan limited liability company (“Shore”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of December 1, 2011, between Assignor and Shore (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by Shore pursuant to Subsection 7.01 and Subsection 7.02 of the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by Shore pursuant to Subsection 7.01 and Subsection 7.02 of the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.         Shore hereby acknowledges the foregoing assignments.

Representations and Warranties

4.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and Shore as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to Shore with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.            Depositor warrants and represents to, and covenants with, Assignor, Assignee and Shore that as of the date hereof:

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(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.            Assignee warrants and represents to, and covenants with, Assignor, Depositor and Shore that as of the date hereof:

(a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.            Shore warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Shore is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          Shore has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Shore’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Shore’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Shore is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Shore or its property is subject. The execution, delivery and performance by Shore of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Shore. This Agreement has been duly executed and delivered by Shore and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of Shore enforceable against Shore in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Shore in connection with the execution, delivery or performance by Shore of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Shore Representations and Warranties

8.            Pursuant to Section 32(d) of the Purchase Agreement, Shore hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date with respect to each Mortgage Loan and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under Subsection 7.03 and Subsection 12.01 of the Purchase Agreement, including, without limitation, the right to compel Shore to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10 of this Agreement.

Recognition of Assignee

9.           From and after the date hereof, subject to Section 10 below, Shore shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and Shore had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.         (a)          Controlling Holder Rights. Shore agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.          The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

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(a)          Definitions.

(i)          The definitions of “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Michigan, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Maryland, Michigan, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)           In the case of Shore,

United Shore Financial Services, LLC

555 S. Adams Road

Birmingham, Michigan 48009

Attention: Chief Executive Officer

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Phone: (248) 833-0459

Facsimile: (248) 554-6049

with a copy to

General Counsel at the same address

(b)          In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust — Sequoia Mortgage Trust 2013-4

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-4

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(f)           In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or Shore may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or Shore, respectively, hereunder.

16.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by Shore pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.         The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. Shore hereby consents to such exercise and enforcement.

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19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.         Master Servicer. Shore hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of Shore hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

Shore shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #39167300, Sequoia Mortgage Trust 2013-4 Distribution Account

21.         Shore acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement, Shore shall pay shipping expenses for sending any Mortgage Loan Documents to Shore or as otherwise necessary to cure such breach.

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22.         Rule 17g-5 Compliance. Shore hereby agrees that it shall provide any information with respect to the Mortgage Loans or the origination thereof that it is reasonably requested to provide to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-4” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify Shore in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. Shore shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between Shore, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to Shore or (ii) such Rating Agency’s or NRSRO’s evaluation of Shore’s operations in general; provided, however, that Shore shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:	/s/ Jeffrey Everhart
Name:	Jeffrey Everhart
Title:	AVP

United Shore Financial Services, LLC

By:	/s/ H. W. Kirkpatrick III
Name:	H. W. Kirkpatrick III
Title:	CEO

Accepted and agreed to by:

WELLS FARGO BANK, N.A.

Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

Signature Page – Assignment of Representations and Warranties – United Shore Financial (SEMT 2013-4)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1000383	0.002500			1000324		1351256241	1	1	0	9
2	1000383	0.002500			1000324		1351260812	1	1	0	9
3	1000383	0.002500			1000324		1312127496	1	1	0	9
4	1000383	0.002500			1000324		1351267517	1	1	0	9
5	1000383	0.002500			1000324		1351262296	1	1	0	9
6	1000383	0.002500			1000324		1312000189	1	1	0	3
7	1000383	0.002500			1000324		1351262573	1	1	0	9
8	1000383	0.002500			1000324		1351261752	1	1	0	9
9	1000383	0.002500			1000324		1351244392	1	1	0	9
10	1000383	0.002500			1000324		1451260958	1	1	0	9
11	1000383	0.002500			1000324		1351263526	1	1	0	7
12	1000383	0.002500			1000324		1612453125	1	1	0	9
13	1000383	0.002500			1000324		1351265262	1	1	0	9
14	1000383	0.002500			1000324		1351259398	1	1	0	9
15	1000383	0.002500			1000324		1351264300	1	1	0	9
16	1000383	0.002500			1000324		1351259673	1	1	0	9
17	1000383	0.002500			1000324		1351263117	1	1	0	9
18	1000383	0.002500			1000324		1351261846	1	1	0	7
19	1000383	0.002500			1000324		1351254498	1	1	0	9
20	1000383	0.002500			1000324		1351258865	1	1	0	9
21	1000383	0.002500			1000324		1351255067	1	1	0	9
22	1000383	0.002500			1000324		1351256884	1	1	0	9
23	1000383	0.002500			1000324		1351259419	1	1	0	9
24	1000383	0.002500			1000324		1351256076	1	1	0	6
25	1000383	0.002500			1000324		1351260133	1	1	0	9
26	1000383	0.002500			1000324		1351249093	1	1	0	9
27	1000383	0.002500			1000324		1451251201	1	1	0	9
28	1000383	0.002500			1000324		1451253840	1	1	0	9
29	1000383	0.002500			1000324		1351254949	1	1	0	9
30	1000383	0.002500			1000324		1351254784	1	1	0	7
31	1000383	0.002500			1000324		1351247428	1	1	0	9
32	1000383	0.002500			1000324		1312125842	1	1	0	9
33	1000383	0.002500			1000324		1351246892	1	1	0	9
34	1000383	0.002500			1000324		1312125276	1	1	0	9
35	1000383	0.002500			1000324		1351237937	1	1	0	9
36	1000383	0.002500			1000324		1351301211	1	1	0	9
37	1000383	0.002500			1000324		1351300653	1	1	0	9
38	1000383	0.002500			1000324		1351241662	1	1	0	9
39	1000383	0.002500			1000324		1351250505	1	1	0	9
40	1000383	0.002500			1000324		1351254117	1	1	0	3
41	1000383	0.002500			1000324		1351256309	1	1	0	9
42	1000383	0.002500			1000324		1351256924	1	1	0	3
43	1000383	0.002500			1000324		1351262803	1	1	0	9
44	1000383	0.002500			1000324		1351265659	1	1	0	3

	12	13	14	15	16	17	18	19	20	21
	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)
1						2	0	0
2						2	0	0
3						1	4	0
4						2	4	0
5						2	0	0
6						1	0	0
7						2	4	0
8						2	4	0
9						2	0	0
10						5	0	0
11						2	4	0
12						1	0	0
13						2	0	0
14						2	3	0
15						2	4	0
16						2	0	0
17						2	0	0
18						2	0	0
19						2	4	0
20						2	0	0
21						2	0	0
22						2	0	0
23						2	0	0
24						2	4	0
25						2	0	0
26						2	0	0
27						5	0	0
28						5	4	0
29						2	4	0
30						2	4	0
31						2	0	0
32						1	4	0
33						2	4	0
34						1	0	0
35						2	0	0
36						2	0	0
37						2	4	0
38						2	0	0
39						2	0	0
40						2	0	0
41						2	0	0
42						2	0	0
43						2	4	0
44						2	4	0

	22	23	24	25	26	27	28	29	30
	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1		0.00		20130124	1460000.00	0.036250	360	360	20130301
2		0.00		20130128	667000.00	0.037500	360	360	20130301
3		0.00		20130125	940000.00	0.036250	360	360	20130301
4		0.00		20130122	580000.00	0.037500	360	360	20130301
5		0.00		20130118	792650.00	0.038750	360	360	20130301
6		0.00		20130122	896574.00	0.037500	360	360	20130301
7		0.00		20130130	767000.00	0.037500	360	360	20130301
8		0.00		20130110	710000.00	0.037500	360	360	20130301
9		0.00		20121231	2500000.00	0.037500	360	360	20130201
10		0.00		20130102	1101750.00	0.038750	360	360	20130301
11		0.00		20121231	738750.00	0.038750	360	360	20130201
12		0.00		20130111	452000.00	0.040000	360	360	20130301
13		0.00		20130123	928000.00	0.037500	360	360	20130301
14		0.00		20130201	1033000.00	0.037500	360	360	20130401
15		0.00		20130107	543815.00	0.037500	360	360	20130301
16		0.00		20130103	518000.00	0.035000	360	360	20130301
17		0.00		20130110	1197000.00	0.038750	360	360	20130301
18		0.00		20130104	852000.00	0.038750	360	360	20130301
19		0.00		20121227	772000.00	0.038750	360	360	20130201
20		0.00		20130108	830000.00	0.038750	360	360	20130301
21		0.00		20130118	670000.00	0.040000	360	360	20130301
22		0.00		20121220	767000.00	0.038750	360	360	20130201
23		0.00		20130107	708000.00	0.036250	360	360	20130301
24		0.00		20130110	815200.00	0.041250	360	360	20130301
25		0.00		20130111	840600.00	0.040000	360	360	20130301
26		160000.00		20130104	1000000.00	0.038750	360	360	20130301
27		0.00		20130102	885000.00	0.037500	360	360	20130301
28		0.00		20130116	537000.00	0.037500	360	360	20130301
29		0.00		20121228	828000.00	0.038750	360	360	20130301
30		0.00		20121221	728664.00	0.036250	360	360	20130201
31		0.00		20130103	934000.00	0.042500	360	360	20130301
32		0.00		20121229	495000.00	0.038750	360	360	20130201
33		0.00		20121224	518000.00	0.038750	360	360	20130201
34		0.00		20121227	624000.00	0.038750	360	360	20130201
35		0.00		20130116	788000.00	0.036250	360	360	20130301
36		0.00		20130201	862000.00	0.036250	360	360	20130301
37		74100.00		20130130	518700.00	0.038750	360	360	20130301
38		0.00		20130116	632000.00	0.040000	360	360	20130301
39		0.00		20130115	645000.00	0.040000	360	360	20130301
40		0.00		20130114	999000.00	0.038750	360	360	20130301
41		0.00		20130116	644207.00	0.035000	360	360	20130301
42		0.00		20130118	660000.00	0.040000	360	360	20130301
43		0.00		20130121	625500.00	0.040000	360	360	20130301
44		0.00		20130117	585000.00	0.040000	360	360	20130301

	31	32	33	34	35	36	37	38	39	40	41
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days
1	1	0	0		1457752.07	0.036250	6658.35	20130301	0	0
2	1	0	0		665995.39	0.037500	3088.98	20130301	0	0
3	1	0	0		938552.69	0.036250	4286.88	20130301	0	0
4	1	0	0		579126.42	0.037500	2686.07	20130301	0	0
5	1	0	0		791482.26	0.038750	3727.33	20130301	0	0
6	1	0	0		895223.61	0.037500	4152.17	20130301	0	0
7	1	0	0		765844.78	0.037500	3552.10	20130301	0	0
8	1	0	0		708930.62	0.037500	3288.12	20130301	0	0
9	1	0	0		2492457.45	0.037500	11577.89	20130301	0	0
10	1	0	0		1100126.89	0.038750	5180.84	20130301	0	0
11	1	0	0		736569.82	0.038750	3473.88	20130301	0	0
12	1	0	0		451348.67	0.040000	2157.92	20130301	0	0
13	1	0	0		922406.32	0.037500	4297.71	20130301	0	0
14	1	0	0		1033000.00	0.037500	4783.98	20130301	0	0
15	1	0	0		542995.92	0.037500	2518.49	20130301	0	0
16	1	0	0		517184.77	0.035000	2326.05	20130301	0	0
17	1	0	0		1195236.57	0.038750	5628.74	20130301	0	0
18	1	0	0		850744.83	0.038750	4006.42	20130301	0	0
19	1	0	0		769721.68	0.038750	3630.23	20130301	0	0
20	1	0	0		828777.24	0.038750	3902.97	20130301	0	0
21	1	0	0		669034.64	0.040000	3198.68	20130301	0	0
22	1	0	0		764736.45	0.038750	3606.72	20130301	0	0
23	1	0	0		706909.90	0.036250	3228.84	20130301	0	0
24	1	0	0		814051.38	0.041250	3950.86	20130301	0	0
25	1	0	0		839388.84	0.040000	4013.15	20130301	0	0
26	1	0	0		998526.79	0.038750	4702.37	20130301	0	0
27	1	0	0		883667.05	0.037500	4098.57	20130301	0	0
28	1	0	0		536191.19	0.037500	2486.93	20130301	0	0
29	1	0	0		826780.18	0.038750	3893.56	20130301	0	0
30	1	0	0		726416.77	0.036250	3323.08	20130301	0	0
31	1	0	0		932713.20	0.042500	4594.72	20130301	0	0
32	1	0	0		493539.17	0.038750	2327.67	20130301	0	0
33	1	0	0		516471.29	0.038750	2435.83	20130301	0	0
34	1	0	0		622158.47	0.038750	2934.28	20130301	0	0
35	1	0	0		786786.73	0.036250	3593.68	20130301	0	0
36	1	0	0		860672.79	0.036250	3931.16	20130301	0	0
37	1	0	0		517935.85	0.038750	2439.12	20130301	0	0
38	1	0	0		631089.40	0.040000	3017.26	20130301	0	0
39	1	0	0		644070.67	0.040000	3079.33	20130301	0	0
40	1	0	0		997528.27	0.038750	4697.67	20130301	0	0
41	1	0	0		643193.16	0.035000	2892.78	20130301	0	0
42	1	0	0		659049.05	0.040000	3150.94	20130301	0	0
43	1	0	0		624598.76	0.040000	2986.23	20130301	0	0
44	1	0	0		584157.12	0.040000	2792.88	20130301	0	0

	42	43	44	45	46	47	48	49	50	51	52
	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44

	53	54	55	56	57	58	59	60	61	62	63
	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44

	64	65	66	67	68	69	70	71	72	73
	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag
1					0		590	2		1
2					0		431	1		0
3					0		200	2		0
4					0		53	1		0
5					0		358	2		0
6					0		599	2		0
7					0		360	1		0
8					0		120	1		0
9					0		397	2		0
10					0		308	1		0
11					0		67	1		0
12					0		513	1		0
13					0		415	2		0
14					0		121	1		0
15					0		430	1		0
16					0		143	2		0
17					0		237	1		0
18					0		502	2		0
19					0		528	1		0
20					0		411	1		0
21					0		91	1		0
22					0		269	2		0
23					0		583	1		1
24					0		695	1		0
25					0		537	3		0
26					0		634	1		1
27					0		78	1		0
28					0		416	2		0
29					0		245	1		0
30					0		332	2		1
31					0		610	3		1
32					0		145	1		0
33					0		138	1		0
34					0		378	5		1
35					0		44	1		0
36					0		256	1		0
37					0		676	1		0
38					0		343	1		1
39					0		267	1		0
40					0		465	1		0
41					0		712	1		0
42					0		661	1		0
43					0		61	1		0
44					0		112	1		1

	74	75	76	77	78	79	80	81	82	83	84
	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian
1		20		11	1
2		2.5	3	2	1
3		0.5		5	1
4		5		4	1
5		10	20	5	1
6		14	7	7	1
7		14		6.5	1
8		8	7	6	1
9		12.5		7.5	1
10		5.25	10	5	1
11		0.75	4.5	0	1
12		9.5	29.25	4.5	1
13		20	4.25	5	1
14		16	30	1.75	1
15		1.25	6.25	6.5	1
16		33		8	1
17		15.5	2	1.75	1
18		30		0	1
19		24	0.75	15	1
20		13		6	1
21		2.25		13	1
22		21.5		2	1
23		16		5	1
24		1.5	5	0	1
25		21	17	3.75	1
26		7	7	11	1
27		17	3	6	1
28		4.5		2	1
29		17		5	1
30		10		0	1
31		19.25	2.5	6	1
32		0	22.75	14	1
33		28	8	22	1
34		25	14.25	10.25	1
35		1.75	1.5	7.75	1
36		6		6	1
37		2		12	1
38		12.92		10	1
39		17	3	14	1
40		7		7	1
41		3.6	4.1	3	1
42		27	13	20	1
43		10		10	1
44		8		8	1

	85	86	87	88	89	90	91	92	93	94	95	96
	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines
1		734
2		786
3		793
4		806
5		787
6		774
7		783
8		761
9		783
10		798
11		789
12		767
13		770
14		800
15		788
16		796
17		734
18		806
19		732
20		722
21		725
22		796
23		742
24		772
25		801
26		800
27		789
28		806
29		800
30		793
31		729
32		783
33		796
34		745
35		769
36		777
37		773
38		735
39		785
40		798
41		783
42		755
43		745
44		782

	97	98	99	100	101	102	103	104
	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income
1		000000000000			25220.42		0.00
2		000000000000			0.00	35799.88	0.00	0.00
3		000000000000			10000.00	0.00	4083.33	0.00
4		000000000000			17767.40	0.00	0.00	0.00
5		000000000000			9145.10	4704.50	0.00	0.00
6		000000000000			7991.89	7070.52	0.00	0.00
7		000000000000			24580.64	0.00	0.00	0.00
8		000000000000			15663.33	8816.00	0.00	0.00
9		000000000000			8333.34		57594.57
10		000000000000			4861.11	10082.05	0.00	1416.67
11		000000000000			17541.99	13695.00	0.00	0.00
12		000000000000			16666.67	5849.87	0.00	0.00
13		000000000000			13987.79	15995.50	0.00	0.00
14		000000000000			18305.83	0.00	0.00	0.00
15		000000000000			15576.17	42.02	0.00	0.00
16		000000000000			18171.95		0.00
17		000000000000			21718.88	0.00	9783.72	0.00
18		000000000000			17013.44	5496.00	0.00	0.00
19		000000000000			6605.73	8333.33	0.00	0.00
20		000000000000			13656.83		0.00
21		000000000000			23556.67	0.00	0.00	0.00
22		000000000000			29064.54		16983.67
23		000000000000			20497.33		0.00
24		000000000000			14583.33	5949.99	0.00	0.00
25		000000000000			21184.71	15875.00	0.00	0.00
26		000000000000			8268.13	4569.66	1908.41	0.00
27		000000000000			23861.79	0.00	0.00	0.00
28		000000000000			7500.00		21638.21
29		000000000000			15166.66		0.00
30		000000000000			18592.25		0.00
31		000000000000			58481.52	0.00	0.00	0.00
32		000000000000			0.00	15428.40	0.00	0.00
33		000000000000			8363.01	4583.35	0.00	0.00
34		000000000000			22086.05	2830.67	157.21	0.00
35		000000000000			13124.99	12083.34	1354.17	0.00
36		000000000000			23333.33		0.00
37		000000000000			20612.50		0.00
38		000000000000			0.00		57163.83
39		000000000000			21260.69		-1453.00	0.00
40		000000000000			24770.93		-257.17	0.00
41		000000000000			8819.21	8874.49	0.00	0.00
42		000000000000			13750.00	674.66	193.00	0.00
43		000000000000			15093.00		0.00
44		000000000000			0.00		102923.49

	105	106	107	108	109	110	111	112	113
	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification
1	25220.42	25220.42	1	5		3		4
2	35799.88	35799.88	1	5		3		4
3	10000.00	14083.33	1	5		3		4
4	17767.40	17767.40	1	5		3		4
5	13849.60	13849.60	1	5		3		4
6	15062.41	15062.41	1	5		3		4
7	24580.64	24580.64	1	5		3		4
8	24479.33	24479.33	1	5		3		4
9	8333.34	65927.91	1	5		3		4
10	14943.16	16359.83	1	5		3		4
11	31236.99	31236.99	1	5		3		4
12	22516.54	22516.54	1	5		3		4
13	29983.29	29983.29	1	5		3		4
14	18305.83	18305.83	1	5		3		4
15	15618.19	15618.19	1	5		3		4
16	18171.95	18171.95	1	5		3		4
17	21718.88	31502.60	1	5		3		4
18	22509.44	22509.44	1	5		3		4
19	14939.06	14939.06	1	5		3		4
20	13656.83	13656.83	1	5		3		4
21	23556.67	23556.67	1	5		3		4
22	29064.54	46048.21	1	5		3		4
23	20497.33	20497.33	1	5		3		4
24	20533.32	20533.32	1	5		3		4
25	37059.71	37059.71	1	5		3		4
26	12837.79	14746.20	1	5		3		4
27	23861.79	23861.79	1	5		3		4
28	7500.00	29138.21	1	5		3		4
29	15166.66	15166.66	1	5		3		4
30	18592.25	18592.25	1	5		3		4
31	58481.52	58481.52	1	5		3		4
32	15428.40	15428.40	1	5		3		4
33	12946.36	12946.36	1	5		3		4
34	24916.72	25073.93	1	5		3		4
35	25208.33	26562.50	1	5		3		4
36	23333.33	23333.33	1	5		3		4
37	20612.50	20612.50	1	5		3		4
38	0.00	57163.83	1	5		3		4
39	21260.69	19807.69	1	5		3		4
40	24770.93	24513.76	1	5		3		4
41	17693.70	17693.70	1	5		3		4
42	14424.66	14617.66	1	5		3		4
43	15093.00	15093.00	1	5		3		4
44	0.00	102923.49	1	5		3		4

	114	115	116	117	118	119	120	121	122
	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code
1	425675.15	11119.28	0.440884				DANA POINT	CA	92629
2	30071.38	5088.99	0.142151				ELKHOM	NE	68022
3	528547.39	5666.64	0.402365				MCLEAN	VA	22102
4	84311.61	4573.97	0.257436				WINCHESTER	MA	01890
5	88617.54	6119.47	0.441852				OOLTEWAH	TN	37363
6	84267.70	5523.90	0.366734				ORINDA	CA	94563
7	61922.92	5186.39	0.210995				CONCORD	NC	28027
8	58410.98	5182.71	0.211718				VIENNA	VA	22182
9	532328.38	21320.89	0.323397				DALLAS	TX	75205
10	228597.34	7223.93	0.441565				SAINT LOUIS	MO	63112
11	494874.00	8007.57	0.256349			100.000000	BEVERLY HILLS	CA	90210
12	134073.65	5090.63	0.226084				BLOOMFIELD HILLS	MI	48302
13	41906.60	6697.13	0.223362				SAN CARLOS	CA	94070
14	139206.88	5886.22	0.321549				CAMBRIDGE	MA	02138
15	121370.53	3260.20	0.208744				RALEIGH	NC	27613
16	591660.09	7329.15	0.403322				BOSTON	MA	02115
17	537383.35	6438.82	0.204390				CHICAGO	IL	60614
18	1301706.09	8494.09	0.377357			100.000000	RANCHO PALOS VERDES	CA	90275
19	133313.46	5455.97	0.365215				RANCHO PALOS VERDES	CA	90275
20	405996.71	5772.56	0.422687				MORGAN HILL	CA	95037
21	59713.35	4567.00	0.193873				LOS ANGELES	CA	90004
22	870471.94	4835.20	0.105003				ALPHARETTA	GA	30005
23	187471.06	8935.87	0.435953				LOS ANGELES	CA	90035
24	77575.82	5364.86	0.261276			100.000000	OAK PARK	CA	91377
25	141321.48	7692.19	0.207562				TRABUCO CANYON	CA	92679
26	157749.60	6448.14	0.437275				SOUTH PASEDENA	CA	91030
27	107074.87	8875.56	0.371957				warren	NJ	07059
28	92332.87	6037.26	0.207194				NORTH CHARLESTON	SC	29420
29	137575.64	4745.24	0.312873				BIRMINGHAM	AL	35242
30	136221.17	5709.36	0.307083			100.000000	ATLANTA	GA	30306
31	128620.82	15738.02	0.269111				SEAL BEACH	CA	90740
32	145444.76	3763.48	0.243932				DUNSTABLE	MA	01827
33	250423.14	4187.31	0.323435				HINGHAM	MA	02043
34	117701.87	9954.95	0.397024				ALAMO HEIGHTS	TX	78209
35	203534.62	5363.37	0.201915				PALO ALTO	CA	94301
36	226946.58	5181.40	0.222060				YORK TOWNSHIP	IL	60126
37	57451.59	5468.21	0.265286				BLOOMFIELD HILLS	MI	48301
38	61914.89	6410.35	0.112140				BARRINGTON	IL	60010
39	261993.32	4388.79	0.221570				WALNUT CREEK	CA	94598
40	987009.55	6511.59	0.265630				BURIEN	WA	98146
41	40926.53	3907.12	0.220820				SAN DIEGO	CA	92130
42	61615.37	6515.12	0.445702				ORINDA	CA	94563
43	47825.39	4931.18	0.326720				STUDIO CITY	CA	91604
44	755483.39	5737.98	0.055750				BOCA RATON	FL	33433

	123	124	125	126	127	128	129	130	131	132
	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type
1	7	1		2240000.00	3	20130103
2	7	1		840000.00	3	20121207
3	1	1		1355000.00	3	20121224
4	1	1		1500000.00	3	20130103
5	7	1		1300000.00	3	20121214
6	1	1		1525000.00	3	20121213
7	7	1		1185000.00	3	20121218
8	7	1		980000.00	3	20121213
9	1	1		5200000.00	3	20121115
10	7	1		1469000.00	3	20120913
11	3	1	985000.00	985000.00	3	20121215
12	1	1		697000.00	3	20121212
13	1	1		2175000.00	3	20130105
14	1	1		1525000.00	3	20121212
15	7	1		743000.00	3	20121221
16	1	1		2850000.00	3	20121212
17	1	1		3660000.00	3	20121220
18	1	1	1652000.00	1658000.00	3	20121211
19	1	1		1385000.00	3	20121127
20	7	1		1275000.00	3	20121126
21	1	1		1700000.00	3	20121213
22	7	1		1055000.00	3	20121121
23	1	1		1150000.00	3	20121130
24	7	1	1019000.00	1019000.00	3	20121115
25	7	1		1100000.00	3	20121211
26	1	1		1450000.00	3	20121027
27	1	1		1830000.00	3	20121027
28	7	1		750000.00	3	20121219
29	7	1		1085000.00	3	20121202
30	1	1	910830.00	911000.00	3	20121114
31	7	1		1430000.00	3	20121026
32	1	1		660000.00	3	20121022
33	1	1		810000.00	3	20121102
34	1	1		990000.00	3	20121015
35	1	1		1510000.00	3	20120920
36	1	1		1125000.00	3	20130111
37	1	1		741000.00	3	20130117
38	1	1		800000.00	3	20121129
39	1	1		860000.00	3	20121109
40	1	1		1950000.00	3	20121212
41	1	1		1040000.00	3	20121204
42	1	1		1250000.00	3	20121109
43	1	1		795000.00	3	20121227
44	7	1		900000.00	3	20121223

	133	134	135	136	137	138	139	140	141	142
	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name
1				0.651700	0.651700	0	0	0
2				0.794000	0.794000	0	0	0
3				0.693700	0.693700	0	0	0
4				0.386600	0.386600	0	0	0
5				0.609700	0.609700	0	0	0
6				0.587900	0.587900	0	0	0
7				0.647200	0.647200	0	0	0
8				0.724400	0.724400	0	0	0
9				0.480700	0.480700	0	0	0
10				0.750000	0.750000	0	0	0
11				0.750000	0.750000	0	0	0
12				0.648400	0.648400	0	0	0
13				0.426600	0.426600	0	0	0
14				0.677300	0.677300	0	0	0
15				0.731900	0.731900	0	0	0
16				0.181700	0.181700	0	0	0
17				0.327000	0.327000	0	0	0
18				0.515700	0.515700	0	0	0
19				0.557400	0.557400	0	0	0
20				0.650900	0.650900	0	0	0
21				0.394100	0.394100	0	0	0
22				0.727000	0.727000	0	0	0
23				0.615600	0.615600	0	0	0
24				0.800000	0.800000	0	0	0
25				0.764100	0.764100	0	0	0
26				0.800000	0.689600	0	0	0
27				0.483600	0.483600	0	0	0
28				0.716000	0.716000	0	0	0
29				0.763100	0.763100	0	0	0
30				0.800000	0.800000	0	0	0
31				0.653100	0.653100	0	0	0
32				0.750000	0.750000	0	0	0
33				0.639500	0.639500	0	0	0
34				0.630300	0.630300	0	0	0
35				0.521800	0.521800	0	0	0
36				0.766200	0.766200	0	0	0
37				0.800000	0.700000	0	0	0
38				0.790000	0.790000	0	0	0
39				0.750000	0.750000	0	0	0
40				0.512300	0.512300	0	0	0
41				0.619400	0.619400	0	0	0
42				0.528000	0.528000	0	0	0
43				0.786700	0.786700	0	0	0
44				0.650000	0.650000	0	0	0

	143	144	145	146	147	148	149	150	151
	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44

	152	153	154	155	156	157	158	159	160	161
	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry
1									32
2									3	3
3									20
4									5
5									10	20
6									14	7
7									14
8									15	23
9									23
10									10	10
11									30
12									9.5	29.25
13									20	4.25
14									16	30
15									12	8
16									33
17									15.5	2
18									30
19									24	11
20									15
21									24
22									27
23									35
24									8	5
25									21	17
26									14	7
27									17	3
28									13
29									17
30									15
31									19.25	2.5
32									0	22.75
33									34	20
34									25	14.25
35									20	1.5
36									12
37									20
38									13
39									27	3
40									25
41									21	15
42									27	13
43									15
44									15

	162	163	164	165	166	167	168	169	170	171	172
	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	20430201	25220.42	0	0	0	0	0	Full	Two Years	Two Months
2	0	20430201	0	0	0	35799.88	0	0	Full	Two Years	Two Months
3	0	20430201	10000	0	4083.33	0	0	0	Full	Two Years	Two Months
4	0	20430201	17767.4	0	0	0	0	0	Full	Two Years	Two Months
5	0	20430201	9145.1	0	0	4704.5	0	0	Full	Two Years	Two Months
6	0	20430201	7991.89	0	0	7070.52	0	0	Full	Two Years	Two Months
7	0	20430201	24580.64	0	0	0	0	0	Full	Two Years	Two Months
8	0	20430201	15663.33	0	0	8816	0	0	Full	Two Years	Two Months
9	0	20430101	8333.34	0	57594.57	0	0	0	Full	Two Years	Two Months
10	0	20430201	4861.11	0	0	10082.05	1416.67	0	Full	Two Years	Two Months
11	0	20430101	17541.99	0	0	13695	0	0	Full	Two Years	Two Months
12	0	20430201	16666.67	0	0	5849.87	0	0	Full	Two Years	Two Months
13	0	20430201	13987.79	0	0	15995.5	0	0	Full	Two Years	Two Months
14	0	20430301	18305.83	0	0	0	0	0	Full	Two Years	Two Months
15	0	20430201	15576.17	0	0	42.02	0	0	Full	Two Years	Two Months
16	0	20430201	18171.95	0	0	0	0	0	Full	Two Years	Two Months
17	0	20430201	21718.88	9783.72	0	0	0	0	Full	Two Years	Two Months
18	0	20430201	17013.44	0	0	5496	0	0	Full	Two Years	Two Months
19	0	20430101	6605.73	0	0	8333.33	0	0	Full	Two Years	Two Months
20	0	20430201	13656.83	0	0	0	0	0	Full	Two Years	Two Months
21	0	20430201	23556.67	0	0	0	0	0	Full	Two Years	Two Months
22	0	20430101	29064.54	16983.67	0	0	0	0	Full	Two Years	Two Months
23	0	20430201	20497.33	0	0	0	0	0	Full	Two Years	Two Months
24	0	20430201	14583.33	0	0	5949.99	0	0	Full	Two Years	Two Months
25	0	20430201	21184.71	0	0	15875	0	0	Full	Two Years	Two Months
26	155082	20430201	8268.13	0	0	4569.66	0	0	Full	Two Years	Two Months
27	0	20430201	23861.79	0	0	0	0	0	Full	Two Years	Two Months
28	0	20430201	7500	0	21638.21	0	0	0	Full	Two Years	Two Months
29	0	20430201	15166.66	0	0	0	0	0	Full	Two Years	Two Months
30	0	20430101	18592.25	0	0	0	0	0	Full	Two Years	Two Months
31	0	20430201	58481.52	0	0	0	0	0	Full	Two Years	Two Months
32	0	20430101	0	0	0	15428.4	0	0	Full	Two Years	Two Months
33	0	20430101	8363.01	0	0	4583.35	0	0	Full	Two Years	Two Months
34	0	20430101	22086.05	0	0	2830.67	0	0	Full	Two Years	Two Months
35	0	20430201	13124.99	1354.17	0	12083.34	0	0	Full	Two Years	Two Months
36	0	20430201	23333.33	0	0	0	0	0	Full	Two Years	Two Months
37	41771.51	20430201	20612.5	0	0	0	0	0	Full	Two Years	Two Months
38	0	20430201	0	0	0	0	0	0	Full	Two Years	Two Months
39	0	20430201	21260.69	0	0	0	0	0	Full	Two Years	Two Months
40	0	20430201	24770.93	0	0	0	0	0	Full	Two Years	Two Months
41	0	20430201	8819.21	0	0	8874.49	0	0	Full	Two Years	Two Months
42	0	20430201	13750	193	0	674.66	0	0	Full	Two Years	Two Months
43	0	20430201	15093	0	0	0	0	0	Full	Two Years	Two Months
44	0	20430201	0	0	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.5 to the Form 8-K filed

by the Issuing Entity on March 20, 2013